Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the quarter ended September 30, 2023 of 3D Systems Corporation (the “Issuer”).

I, Andrew Johnson, Executive Vice President, Interim Chief Financial Officer, Chief Corporate Development Officer, and Chief Legal Office of the Issuer, certify that, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge:

(i)the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(ii)The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: November 9, 2023

/s/ Andrew Johnson
Name: Andrew Johnson
(principal financial officer)

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form
10-Q or as a separate disclosure document.